Filed Pursuant to Rule 497(a)(1)

File No. 333-183605

Rule 482 ad

TICC Commences Public Offering of Common Stock

Greenwich, CT – 03/18/2013 – TICC Capital Corp. (the “Company”) (NASDAQ: TICC) announced today that it has commenced a public offering of 3,000,000 shares of its common stock. In connection with the proposed offering, the Company intends to grant the underwriters for the offering an option to purchase up to an additional 450,000 shares of common stock.

Barclays Capital Inc. is acting as the sole book-running manager for the offering. Keefe, Bruyette & Woods, Inc. is acting as lead manager for the offering and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), JMP Securities LLC and BB&T Capital Markets, a division of BB&T Securities, LLC, are acting as co-managers for the offering.

The Company expects to use the net proceeds from the offering for general corporate purposes, which may include investments in corporate debt and equity securities and investments in structured finance vehicles.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The shares will be issued from the Company’s shelf registration statement relating to these securities on file with and declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717; Barclaysprospectus@broadridge.com (phone: 888-603-5847). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus, each of which has been filed with the Securities and Exchange Commission, contain a description of these matters and other important information about the Company and should be read carefully before investing.

About TICC Capital Corp.

TICC Capital Corp. is a publicly-traded business development company principally engaged in providing capital to established businesses, investing in syndicated bank loans and purchasing debt and equity tranches of collateralized loan obligations. Companies interested in learning more about financing opportunities should contact Debdeep Maji at (203) 983-5285.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the Company’s securities offering and the anticipated use of the net proceed of the offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in the Company’s prospectus supplement and accompanying prospectus. These factors are identified from time to time in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect subsequent events, except as required by applicable law.

Contact:

Bruce Rubin

203-983-5280